SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 29, 2002

Commission file number: 1-14267

REPUBLIC SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State of Incorporation)	65-0716904 (I.R.S. Employer Identification No.)

Republic Services, Inc. 110 S.E. 6th Street, 28th Floor Fort Lauderdale, Florida (Address of Principal Executive Offices)	33301 (Zip Code)

Registrant’s telephone number, including area code: (954) 769-2400

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits (furnished pursuant to Item 9)

Exhibit No	Description

99.1	Press Release of the Company dated April 29, 2002 to announce operating results for the three months ended March 31, 2002.

ITEM 9. REGULATION FD DISCLOSURE

The Exhibits attached to this Form 8-K are hereby furnished pursuant to Item 9.

On April 29, 2002, Republic Services, Inc. issued a press release to announce operating results for the three months ended March 31, 2002, a copy of which is included herein by reference and attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 29, 2002	REPUBLIC SERVICES, INC.

By: /s/ Tod C. Holmes

Tod C. Holmes Senior Vice President and Chief Financial Officer (Principal Financial Officer)

By: /s/ Charles F. Serianni

Charles F. Serianni Chief Accounting Officer (Principal Accounting Officer)

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